UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2012

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Line of Credit.  On August 15, 2012, Hibbett Sports, Inc. (Company) executed a new Master Note renewing its existing unsecured revolving credit facility between the Company and its subsidiaries and Regions Bank.  The amount of the revolving credit facility is $30,000,000 and is effective August 24, 2012 through August 23, 2013 with an interest rate at the higher of prime rate, the federal funds rate plus 1/2 of 1% or LIBOR.  The Master Note is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Director Equity Award Agreements.  On August 15, 2012, the Board of Directors (Board) of the Company adopted four forms of equity award agreements under the 2012 Non-Employee Director Equity Plan (Plan), which was adopted by the Company’s stockholders on May 24, 2012:  the form of Non-Employee Non-Qualified Option Agreement (Initial Grant, Service Requirement), the form of Non-Employee Director Restricted Stock Unit Award Agreement (Initial Grant, Service Requirement), the form of Non-Employee Director Non-Qualified Option Agreement (Annual Grant, Fully Vested) and the form of Non-Employee Director Restricted Stock Unit Award Agreement (Annual Grant, Fully Vested).  As referenced parenthetically above, these form agreements are intended either for awards made on the appointment of a new non-employee Director or for annual awards to non-employee Directors made pursuant to the Plan.  The forms of agreement set forth the terms and conditions of non-qualified stock option and restricted stock unit awards made under the Plan in these instances.

The forms of equity agreements are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5.

Item 2.02.  Results of Operations and Financial Condition.

The Company released its results of operations for the thirteen and twenty-six-week periods ended July 28, 2012, in a press release issued on August 17, 2012.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 7.01.  Regulation FD Disclosures.

The information contained in Item 2.02 (including disclaimer) is incorporated by reference into this item 7.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 is furnished pursuant to Item 2.02 and shall not be deemed to be “filed”.

Exhibit No.	Description
10.1	Master Note – Regions Bank Line of Credit
10.2	Hibbett Sports, Inc. Non-Employee Director Non-Qualified Option Agreement (Initial Grant, Service Requirement)
10.3	Hibbett Sports, Inc. Non-Employee Director Restricted Stock Unit Award Agreement (Initial Grant, Service Requirement)
10.4	Hibbett Sports, Inc. Non-Employee Director Non-Qualified Option Agreement (Annual Grant, Fully Vested)
10.5	Hibbett Sports, Inc. Non-Employee Director Restricted Stock Unit Award Agreement (Annual Grant, Fully Vested)
99.1	Press Release Dated August 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

August 17, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Note – Regions Bank Line of Credit
10.2	Hibbett Sports, Inc. Non-Employee Director Non-Qualified Option Agreement (Initial Grant, Service Requirement)
10.3	Hibbett Sports, Inc. Non-Employee Director Restricted Stock Unit Award Agreement (Initial Grant, Service Requirement)
10.4	Hibbett Sports, Inc. Non-Employee Director Non-Qualified Option Agreement (Annual Grant, Fully Vested)
10.5	Hibbett Sports, Inc. Non-Employee Director Restricted Stock Unit Award Agreement (Annual Grant, Fully Vested)
99.1	Press Release Dated August 17, 2012